Exhibit 10.5

MEZZANINE PLEDGE AND SECURITY AGREEMENT (OPERATING PLEDGOR)

Dated as of December 20, 2016

by

ARC NY120W5701 TRS MEZZ, LLC, as Pledgor

in favor of

COLUMN FINANCIAL, INC., as Agent

MEZZANINE PLEDGE AND SECURITY AGREEMENT (OPERATING PLEDGOR)

THIS MEZZANINE PLEDGE AND SECURITY AGREEMENT (OPERATING PLEDGOR) (together with all extensions, renewals, modifications, substitutions and amendments hereof, this “Agreement”), dated as of December 20, 2016, is made by ARC NY120W5701 TRS MEZZ, LLC, a Delaware limited liability company, having its principal place of business at c/o New York REIT, Inc., 405 Park Avenue, New York, New York 10022 (together with its successors and permitted assigns, “Pledgor”), in favor of COLUMN FINANCIAL, INC., a Delaware corporation, having an address at 11 Madison Avenue, New York, New York 10010, on behalf of Lender (defined below) (together with its successors and assigns, in such capacity, “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement (defined below).

RECITALS

WHEREAS, Column Financial, Inc., a Delaware corporation (together with its successors and permitted assigns, “Initial Mortgage Lender”) is making a mortgage loan in the aggregate principal amount of Five Hundred Million and No/100 Dollars ($500,000,000.00) (the “Mortgage Loan”) to the entities listed on Schedule I attached hereto (individually and/or collectively, together with their successors and permitted assigns, “Mortgage Borrower”) pursuant to that certain Loan Agreement dated of even date herewith, among Mortgage Borrower, Initial Mortgage Lender and certain other lender parties from time to time (together with Initial Mortgage Lender and their respective successors and permitted assigns, collectively, “Mortgage Lender”) and Column Financial, Inc., a Delaware corporation, as agent for Mortgage Lender (together with its successors and permitted assigns, in such capacity, “Mortgage Agent”), and acknowledged and agreed to by ARC NY120W5701 TRS, LLC, a Delaware limited liability company (“Operating Lessee”) (solely with respect to certain terms and conditions specified therein) (as amended, supplemented or otherwise modified from time to time, the “Mortgage Loan Agreement”), which Mortgage Loan is evidenced by the Note (as defined in the Mortgage Loan Agreement) and secured by, among other things, the Security Instruments (as defined in the Mortgage Loan Agreement), encumbering Mortgage Borrower’s interest in the Properties, and the Pledge Agreement (as defined in the Mortgage Loan Agreement), encumbering Issuer’s (defined below) interest in the Operating Lessee;

WHEREAS, Column Financial, Inc., a Delaware corporation (together with its successors and assigns, “Initial Lender”) is making a mezzanine loan in the aggregate principal amount of Two Hundred Sixty Million and No/100 Dollars ($260,000,000.00) (the “Loan”) to the entities listed on Schedule III attached hereto (individually and/or collectively, together with their successors and permitted assigns, “Borrower”) pursuant to that certain Mezzanine Loan Agreement dated of even date herewith, among Borrower, Initial Lender and certain other lender parties from time to time (together with Initial Lender and their respective successors and permitted assigns, collectively, “Lender”) and Agent, and acknowledged and agreed to by Pledgor (solely with respect to certain terms and conditions specified therein) (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), which Loan is evidenced by the Note and secured by, among other things, the Mezzanine Pledge Agreement securing the collateral described therein;

WHEREAS, Mortgage Borrower and Operating Lessee are parties to the Operating Lease pursuant to which Operating Lessee operates the Property known as the Viceroy Hotel, and ARC NY120W5701 TRS MEZZ II, LLC, a Delaware limited liability company (“Issuer”) is the beneficial owner of 100% of the direct equity interest in Operating Lessee;

WHEREAS, Pledgor is the legal and beneficial owner of 100% of the issued and outstanding limited liability company interests in Issuer; and

WHEREAS, it is a condition precedent to Lender making the Loan to Borrower under the Loan Agreement that Pledgor shall have executed and delivered this Agreement to Lender as additional security for Borrower’s obligations and liabilities under the Loan Agreement.

NOW, THEREFORE, in consideration of the premises and to induce Lender to make the Loan under the Loan Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Pledgor hereby agrees with Lender as follows:

1.              Defined Terms. As used in this Agreement, the following terms have the meanings set forth in or incorporated by reference below:

“Agent” has the meaning ascribed to such term in the introductory paragraph.

“Agreement” has the meaning ascribed to such term in the introductory paragraph.

“Article 8 Matter” has the meaning ascribed to such term in Section 19(b) hereof.

“Borrower” has the meaning ascribed to such term in the introductory paragraph.

“Code” means the Uniform Commercial Code from time to time in effect in the State of New York.

“Collateral” means the Pledged Collateral and all Proceeds thereof.

“Debt” has the meaning ascribed to such term in the Loan Agreement.

“Initial Lender” has the meaning ascribed to such term in the Recitals.

“Initial Mortgage Lender” has the meaning ascribed to such term in the Recitals.

“Issuer” has the meaning ascribed to such term in the Recitals.

“Lender” has the meaning ascribed to such term in the Recitals.

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“Loan” has the meaning ascribed to such term in the Recitals.

“Loan Agreement” has the meaning ascribed to such term in the Recitals.

“Loan Documents” has the meaning ascribed to such term in the Loan Agreement.

“Mezzanine Pledge Agreement” has the meaning ascribed to “Pledge Agreement” in the Loan Agreement.

“Mortgage Agent” has the meaning ascribed to such term in the Recitals.

“Mortgage Borrower” has the meaning ascribed to such term in the Recitals.

“Mortgage Lender” has the meaning ascribed to such term in the Recitals.

“Mortgage Loan” has the meaning ascribed to such term in the Recitals.

“Mortgage Loan Agreement” has the meaning ascribed to such term in the Recitals.

“Note” has the meaning ascribed to such term in the Loan Agreement.

“Operating Lessee” has the meaning ascribed to such term in the Recitals.

“Pledge Agreement” has the meaning ascribed to such term in the Mortgage Loan Agreement.

“Pledged Collateral” has the meaning ascribed to such term in Section 2 of this Agreement.

“Pledged Securities” means the limited liability company interests of Pledgor in Issuer listed on Schedule II hereto, together with all certificates evidencing ownership of such interests, and all claims, powers, privileges, benefits, remedies, voting rights, options or rights of any nature whatsoever of Pledgor with respect to such interest which currently exist or may be issued or granted by Issuer to Pledgor while this Agreement is in effect, including, without limitation, the certificates evidencing such interest which have been delivered to Agent, on behalf of Lender, pursuant to Section 3 hereof.

“Pledgor” has the meaning ascribed to such term in the introductory paragraph.

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the Code in effect in the State of New York on the date hereof, and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions with respect thereto, and all of Pledgor’s right, title and interest in all distributions, monies, fees and compensation payable with respect to the Pledged Securities, as well as (i) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of Pledgor relating to the foregoing and (ii) all cash or non-cash proceeds of any of the foregoing.

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“Security Act” has the meaning ascribed to such term in Section 10(a) hereof.

“Security Instruments” has the meaning ascribed to such term in the Mortgage Loan Agreement.

“Special Damages” has the meaning ascribed to such term in Section 18(j) hereof.

“UCC-1 Financing Statements” has the meaning ascribed to such term in Section 12 hereof.

Terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

(i)             The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

(ii)            The word “including” when used in this Agreement shall be deemed to be followed by the words “but not limited to.”

2.              Pledge; Grant of Security Interest. Pledgor hereby pledges and grants to Agent, on behalf of Lender, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Debt, a first priority security interest in all of Pledgor’s right, title and interest to and under, in each case, whether now owned or existing, or hereafter acquired or arising in the following (collectively, the “Pledged Collateral”):

(a)          all Pledged Securities;

(b)          all securities, security certificates, moneys or property representing the Pledged Securities, or representing dividends or interest on any of the Pledged Securities, or representing a distribution in respect of the Pledged Securities, or resulting from a split-up, revision, reclassification or other like change of the Pledged Securities or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Securities;

(c)          all right, title and interest of Pledgor in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Securities and any other Collateral;

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(d)          all “accounts”, “deposit accounts”, “general intangibles”, “instruments”, “securities” and “investment property” (in each case as defined in the Code) constituting or relating to the foregoing; and

(e)          all Proceeds of any of the foregoing property of Pledgor (including, without limitation, any proceeds of insurance thereon).

3.             Certificates and Powers. Concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Agent, on behalf of Lender, each original certificate evidencing the Pledged Securities (which certificates shall constitute “security certificates” (as defined in the Code)), together with an undated limited liability company membership power covering each such certificate duly executed in blank.

4.             Representations and Warranties. Pledgor represents and warrants as of the date hereof that:

(a)          no authorization, consent of or notice to any other Person (including, without limitation, any member, owner, partner or creditor of Pledgor and/or Issuer) that has not been obtained, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement including, without limitation, the assignment and transfer by Pledgor of any of the Pledged Collateral to Lender or the subsequent transfer thereof by Lender pursuant to the terms hereof;

(b)          all of the certificates representing the Pledged Securities have been duly and validly issued and are fully paid and nonassessable and have been delivered to Agent concurrently herewith;

(c)          the Pledged Securities constitute all the issued and outstanding limited liability company interests in the Issuer;

(d)          Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities set forth on Schedule II attached hereto free and clear of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement, and the Pledged Securities have not previously been assigned, sold, transferred, pledged or encumbered (except pursuant to this Agreement);

(e)          upon delivery to Agent of the limited liability company certificates evidencing the Pledged Securities and the filing of UCC-1 Financing Statements, to the extent required by law, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Pledged Securities and related proceeds, enforceable as such against all creditors of Pledgor and any Persons purporting to purchase any Pledged Securities and related proceeds from Pledgor, free from any adverse claim;

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(f)          upon the filing of the UCC-1 Financing Statements referred to in Section 12 of this Agreement with the Delaware Secretary of State, the Lien granted pursuant to this Agreement will constitute a valid, perfected, first priority Lien on the Collateral (other than the Pledged Securities and related Proceeds) in such jurisdictions, enforceable as such against all creditors of Pledgor and any Persons purporting to purchase any such other Collateral from Pledgor;

(g)          the principal place of business and chief executive office of Pledgor is located at 106 York Road, Jenkintown, PA 19046;

(h)          the exact name of Pledgor is as identified in the introductory paragraph of this Agreement;

(i)          Pledgor is, and at all times has been, organized exclusively under the laws of the State of Delaware;

(j)          there currently exist no certificates, instruments or writings representing the Pledged Securities other than the certificates delivered to Agent and to the extent that in the future there exist any such certificates, instruments or writings, Pledgor shall deliver all such certificates, instruments or writings to Lender together with the undated limited liability company membership powers executed in blank; and

(k)          The Pledged Securities (i) are “securities” (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code), (ii) are “financial assets” (within the meaning of Section 8-102(a)(9) of the Code) and (iii) are not credited to a “securities account” (within the meaning of Section 8-501(a) of the Code). The operating agreement of Issuer and the certificates evidencing the Pledged Securities each shall at all times state that the Pledged Securities are “securities” as such term is defined in Article 8 of the Code.

5.              Covenants. Pledgor covenants and agrees with Lender that, from and after the date of this Agreement until the Debt (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Note) is paid in full:

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(a)          Acknowledgement of Parties. If Pledgor shall, as a result of its ownership of the Pledged Securities, become entitled to receive or shall receive any limited liability company interest certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Pledged Securities, or otherwise in respect thereof, Pledgor shall accept the same as Lender’s agent, hold the same in trust for Lender and deliver the same forthwith to Lender in the exact form received, duly endorsed by Pledgor to Lender, if required, together with an undated limited liability company power covering such certificate duly executed in blank and with, if Lender so requests, signature guaranteed, to be held by Lender hereunder as additional security for the Debt. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of Issuer shall be paid over to Lender, to be held by it hereunder as additional security for the Debt and distributed in accordance with the provisions of the Loan Agreement and the Mortgage Loan Agreement, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities in each case pursuant to (a) any such liquidation or dissolution of Issuer, or (b) recapitalization or reclassification of the capital of Issuer or pursuant to the reorganization thereof, in violation of the provisions of the Loan Documents, then in such case the property so distributed shall be delivered to Lender, to be held by it, subject to the terms hereof, as additional security for the Debt and distributed in accordance with the provisions of the Loan Agreement and the Mortgage Loan Agreement; provided, however, that nothing in this paragraph shall be deemed to limit or restrict Borrower’s rights to release any Release Collateral and/or prepay the Loan pursuant to the Loan Documents and/or Borrower’s rights to cause Mortgage Borrower to release any Release Property and/or prepay the Mortgage Loan pursuant to the Mortgage Loan Documents and/or Mortgage Borrower’s rights to release the Release Property and/or prepay the Mortgage Loan pursuant to the Mortgage Loan Documents, and provided further that after any such release is conducted in accordance with the Loan Documents and the Mortgage Loan Documents, any excess proceeds generated from any such release and Transfer of the Release Collateral and/or Release Property, as applicable, shall be retained by Borrower and/or Mortgage Borrower, as applicable, and may be distributed by Mortgage Borrower and/or Borrower  at its discretion, and shall not be paid over to Lender.  If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by Pledgor and are required to be delivered to Lender as provided above, Pledgor shall deliver the same forthwith to Lender, and, until such money or property is paid or delivered to Lender, hold such money or property in trust for Lender, segregated from other funds of Pledgor, as additional security for the Debt (with any excess funds being promptly returned to Pledgor upon the indefeasible payment in full of the Debt).  Pledgor shall cause Issuer, by its signature to the Acknowledgement and Consent, a form of which is attached hereto as Exhibit A, to agree that it will notify Lender promptly of the occurrence of any events described in this section. Notwithstanding the foregoing, if no such event described above entitling Lender to receive such sums or property has occurred, then such distributions shall be made in the normal course of business of Issuer in accordance with Section 7 hereof.

(b)          Negative Covenants. Without the prior written consent of Lender, Pledgor shall not, directly or indirectly (i) except as expressly permitted in the Loan Agreement, vote to enable, or take any other action to permit Issuer to issue any additional limited liability company interests or to issue any other securities convertible into or granting the right to purchase or exchange for any limited liability company interests in Issuer, (ii) except as permitted by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) except as expressly permitted by the Loan Agreement, create, incur, authorize or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement. Pledgor will not create, incur or permit to exist any Lien (other than Permitted Encumbrances), or options in favor of, or claim on or to the Collateral, will defend, at its sole cost and expense, the Collateral against, and will take all such other action as is reasonably necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and any Permitted Encumbrances, and will defend, at its sole cost and expense, the right, title and interest of Lender in, to and under the Collateral against the claims and demands of all Persons whomsoever, subject to the Permitted Encumbrances.

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(c)          Filing. At any time and from time to time, upon the written request of Lender, and at the sole expense of Pledgor, Pledgor shall promptly and duly give, execute, deliver, file and/or record such further instruments and documents and take such further actions as Lender may reasonably request for the purposes of obtaining, creating, perfecting, validating or preserving the full benefits of this Agreement and of the rights and powers herein granted including, without limitation, filing UCC Financing Statements or UCC-3 continuation statements, provided that the amount of the Debt or the obligations of Pledgor hereunder or under the Loan Documents shall not be materially increased thereby or the rights of Pledgor hereunder or under the Loan Documents shall not be materially decreased thereby. Pledgor hereby authorizes Lender to file any such financing statement or continuation statement without the signature of Pledgor to the extent permitted by law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Lender, duly endorsed in a manner satisfactory to Lender, to be held as Collateral pursuant to this Agreement.

(d)          Further Identification of Pledged Securities. Pledgor will furnish to Lender from time to time statements and schedules further identifying and describing the Pledged Securities and such other reports in connection with the Pledged Securities as Lender may reasonably request, all in reasonable detail.

(e)          Changes in Name and Location. Except as expressly permitted in the Loan Agreement, Pledgor will not, unless (i) it shall have given thirty (30) days’ prior written notice to such effect to Lender and (ii) all action reasonably necessary in Lender’s opinion to protect and perfect the Liens and security interests intended to be created hereunder with respect to the Pledged Securities, including, without limitation, the delivery of such opinions of counsel as may be reasonably required by Lender, shall have been taken, (A) change the location of its chief executive office or principal place of business from that specified in Section 4(g) hereof, or (B) change its name, identity or corporate organization, or (C) reorganize or reincorporate under the laws of another jurisdiction.

(f)          Indemnity. Pledgor shall pay, and save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement excluding any income or franchise taxes imposed on Lender.

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(g)          UCC Article 8. The Pledged Securities (i) shall continue to be “securities” (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code), (ii) shall continue to be “financial assets” (within the meaning of Section 8-102(a)(9) of the Code) and (iii) shall not be credited to a “securities account” (within the meaning of Section 8-501(a) of the Code). The operating agreement of Issuer and the certificates evidencing the Pledged Securities each shall at all times state that the Pledged Securities are “securities” as such term is defined in Article 8 of the Code.

6.              Certain Understandings of Parties; Control of Pledged Collateral; Registration of Pledge, Etc.

(a)          The parties acknowledge and agree that all of the Pledged Securities are “certificated”, are “securities” governed by Article 8 of the Code and, during the term of this Agreement, the Pledged Securities are and will be deemed securities and certificated securities under Article 8 and Article 9 of the Code, including without limitation, Section 102(a)(5) of the Code. Pledgor covenants and agrees that (i) the Pledged Securities are not and will not be dealt in or traded on securities exchanges or securities markets and (ii) the Pledged Securities are not and will not be “investment company securities” within the meaning of Section 8-103 of the Code, and (iii) the Pledged Securities constitute “certificated securities” within the meaning of Section 8-102(a)(14) of the Code.

(b)          Notwithstanding the foregoing, to better assure the perfection of the security interest of Lender in the Pledged Securities concurrently with the execution and delivery of this Agreement, and subsequently from time to time upon Lender’s written request following Lender’s transfer of all or any portion of the Loan subject to the terms of the Loan Agreement and all applicable laws, Pledgor shall send written instructions in the form of Exhibit B hereto to the Issuer, and shall cause the Issuer to, and the Issuer shall, deliver to Lender the Confirmation Statement and Instruction Agreement in the form of Exhibit C hereto pursuant to which the Issuer will confirm that it has registered the pledge effected by this Agreement on its books and agrees to comply with the instructions of Lender in respect of the Pledged Securities without further consent of Pledgor or any other Person. Notwithstanding anything in this paragraph, neither the written instructions nor the Confirmation Statement and Instruction Agreement shall be construed as expanding the rights of Lender to give instructions with respect to the Collateral beyond such rights set forth in this Agreement.

7.             Cash Dividends; Voting Rights. Subject to Section 8 hereof and the provisions of the Loan Agreement, and unless an Event of Default shall have occurred and be continuing, Pledgor shall be permitted to receive, use and/or distribute all limited liability company interest distributions or cash dividends, as applicable, paid in the normal course of business of the Issuer and to exercise all voting and limited liability company interests with respect to the Pledged Securities, provided that no vote shall be cast or right exercised which, in Lender’s reasonable judgment, would result in any violation of any provision of the Loan Agreement, the Note, this Agreement or any other Loan Documents.

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8.            Rights of Lender.

(a)           If an Event of Default shall occur and be continuing, Lender shall have the right to receive any and all income, cash dividends, distributions, proceeds or other property received or paid in respect of the Pledged Securities and the other Collateral and make application thereof to the Debt, in such order as Lender, in its sole discretion, may elect, subject to and in accordance with the Loan Documents. If an Event of Default shall occur and be continuing, then all such Pledged Securities at Lender’s option, shall be registered in the name of Lender or its nominee (if not already so registered), and Lender or its nominee may thereafter exercise (i) all voting, and limited liability company interests of Pledgor pertaining to the Pledged Securities, including, without limitation, all rights to control the Issuer (including the right to remove and/or replace directors and managers) pursuant to and in accordance with such voting and beneficial interests and other rights of Pledgor or as set forth in the organizational documents of the Issuer and (ii) any and all rights of conversion, exchange, and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of Issuer, or upon the exercise by Pledgor or Lender of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except to the extent arising out of Lender’s gross negligence or willful misconduct, but Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)          The rights of Lender under this Agreement shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against Pledgor or against any other Person which may be or become liable in respect of all or any part of the Debt or against any other security therefor, guarantee thereof or right of offset with respect thereto. Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

(c)          Upon satisfaction in full of the Debt and payment of all amounts owed on the Note (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Note), Lender’s rights under this Agreement shall automatically terminate and Lender, at Pledgor’s cost and expense, shall execute and deliver to Pledgor, or shall authorize Pledgor to file, UCC-3 termination statements or similar documents and agreements to terminate (or, upon Pledgor’s request to assign) all of Lender’s rights under this Agreement and all other Loan Documents and upon request, Lender shall, or shall cause Agent to, deliver the certificates evidencing the Pledged Securities and any limited liability powers to Pledgor.

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(d)          Pledgor also authorizes Lender, at any time and from time to time, to execute, in connection with the sale provided for in Sections 9 or 10 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(e)          The powers conferred on Lender hereunder are solely to protect Lender’s interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or Lenders shall be responsible to Pledgor for any act or failure to act hereunder, except for its or their gross negligence or willful misconduct.

(f)          If Pledgor fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Lender incurred in connection with such performance or compliance, together with interest at the Default Rate if such expenses are not paid on demand, shall be payable by Pledgor to Lender on demand and shall constitute obligations secured hereby.

9.             Remedies. (a) If an Event of Default shall occur and be continuing, Lender may, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Debt:

(i)   exercise all rights and remedies of a secured party under the (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);

(ii)   make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral; and

(iii)   in its discretion, in its name or in the name of Pledgor or otherwise, demand, sue for, collect, direct payment of or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

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(b)   Without limiting the generality of the foregoing, Lender, upon the occurrence and during the continuance of an Event of Default, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or otherwise required hereby) to or upon Issuer, Pledgor or any other Person (all and each of which demands, presentments, protests, advertisements and notices, or other defenses, are hereby waived to the extent permitted under applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best in its sole discretion, for cash or on credit or for future delivery without assumption of any credit risk. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, without notice or publication, to adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be adjourned without further notice. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of Pledgor, which right or equity of redemption is hereby waived or released. Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Debt, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required by any provision of law, including, without limitation, Sections 9-610 and 9-615 of the Code, shall Lender be required to account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against Lender arising out of the exercise by Lender of any of its rights hereunder, except for any claims, damages and demands it may have against Lender arising from the willful misconduct or gross negligence of Lender or its affiliates, or any agents or employees of the foregoing. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

(c)    Notwithstanding anything herein to the contrary, if an Event of Default shall be continuing, Lender shall be entitled to exercise its rights under Section 8 hereof to register the Pledged Securities in the name of Lender or its nominee (if not already so registered) or Section 9 hereof to collect, receive, appropriate and realize upon the Collateral only upon the expiration of a period of ten (10) business days commencing on the date on which notice of such intention to exercise any of such rights shall have been given by Lender to Pledgor in accordance with Section 18(e), which notice may, at Lender’s option, be included within any notice furnished by Lender to Pledgor under Section 10.6 of the Loan Agreement.

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(d)   The rights, powers, privileges and remedies of Lender under this Agreement are cumulative and shall be in addition to all rights, powers, privileges and remedies available to Lender at law or in equity. All such rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of Lender hereunder.

10.          Private Sales. (a)    Pledgor recognizes that Lender may be unable to effect a public sale of any or all of the Pledged Securities, by reason of certain prohibitions contained in the Securities Act of 1933 (the “Securities Act”), as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed by Pledgor to have been made in a commercially unreasonable manner solely by virtue of being a private sale. Lender shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit Issuer or Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Issuer or Pledgor would agree to do so.

(b)          After and during the continuation of an Event of Default, Pledgor further shall use its reasonable efforts to do or cause to be done all such other acts as may be reasonably necessary to make any sale or sales of all or any portion of the Pledged Securities pursuant to this Section 10 valid and binding and in compliance with any and all other requirements of applicable law. Pledgor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Loan Agreement.

(c)           Lender shall not incur any liability as a result of the sale of any Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner in accordance with applicable law, it being agreed that some or all of the Collateral is or may be of one or more types that threaten to decline speedily in value and that are not customarily sold in a recognized market. Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which any of the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Debt, even if Lender accepts the first offer received and does not offer any Collateral to more than one offeree, provided that Lender has acted in a commercially reasonable manner in conducting such private sale in accordance with applicable law.

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11.            Limitation on Duties Regarding Collateral. Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as Lender deals with similar securities and property for its own account. Neither Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or otherwise; provided that Lender’s actions or failure to act do not amount to gross negligence or willful misconduct.

12.            Financing Statements; Other Documents. Pledgor hereby authorizes Lender to file UCC-1 Financing Statements and amendments thereto (“UCC-1 Financing Statements”) as Lender shall reasonably determine with respect to the Collateral, including, without limitation, one or more financing statements describing the collateral covered thereby as “all assets or personal property of the debtor” or words of similar effect. Pledgor agrees to deliver any other document or instrument which Lender may reasonably request with respect to the Collateral for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. Without limiting the generality of the foregoing, Pledgor hereby authorizes the filing of UCC-1 Financing Statements (and amendments of financing statements and continuation statements) that name the Pledgor as debtor and the Lender as secured party and that cover all personal property or all assets of the Pledgor. Pledgor also hereby ratifies the filing of any such UCC-1 Financing Statements (or amendments of financing statements or continuation statements) that were filed prior to the execution hereof.

13.            Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to Lender, upon the occurrence and during the continuance of an Event of Default as a result of which Lender has accelerated the Maturity Date, Lender is hereby appointed, which appointment as attorney-in-fact is irrevocable and coupled with an interest, the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Lender may deem necessary or advisable during the continuance of an Event of Default to accomplish the purposes hereof including, without limitation:

(a)           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)           to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c)           to file any claims or take any action or institute any proceedings that the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender, with respect to any of the Collateral; and

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(d)           to execute, in connection with the sale provided for in Sections 9 or 10 hereof, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

If so requested by Lender, Pledgor shall ratify and confirm any such sale or transfer by executing and delivering to Lender at Pledgor’s expense all proper deeds, bills of sale, instruments of assignment, conveyance of transfer and releases as may be designated in any such request. Following the repayment of the Debt, Lender shall execute such documentation as is reasonable and customary to evidence the termination of the power to act as attorney-in-fact for Pledgor.

14.          Additional Covenants of Pledgor Relating to Affirmative Covenants of Issuer. Pledgor covenants and agrees with Lender that, from and after the date of this Agreement until the Debt (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Note) is paid in full, (i) Pledgor shall take and shall cause Issuer to take any and all actions either necessary or reasonably requested by Lender to ensure their complete compliance with Section 4.1.30 of the Mortgage Loan Agreement, (ii) Issuer shall take such actions as are required by or to comply with the terms of the Mortgage Loan Documents, in each case, applicable to it, and shall not take any actions that violate any such documents, and (iii) Issuer shall not apply amounts disbursed to the Issuer pursuant to the requirements of the Mortgage Loan in a manner contrary to the requirements of the Mortgage Loan Documents.

15.          Additional Covenants of Pledgor Relating to Negative Covenants of Issuer. Pledgor covenants and agrees with Lender that, from and after the date of this Agreement until the Debt (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents to survive satisfaction of the Note) is paid in full, Pledgor shall take and shall cause Issuer to take any action to ensure Issuer’s compliance with Section 5.2 of the Mortgage Loan Agreement.

16.          Intentionally Omitted.

17.          Indemnity. Pledgor agrees to indemnify Lender from and against any and all losses, damages (but not special, punitive, incidental or consequential damages), costs or expenses of any kind or nature (including reasonable attorney’s fees) of Lender resulting from the enforcement of this Agreement, other than such losses, damages, costs or expenses resulting from Lender’s gross negligence or willful misconduct.

18.          Miscellaneous.

(a)           Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15

(b)          Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(c)          No Waiver; Cumulative Remedies. Lender shall not by any act (except by a written instrument pursuant to Section 18(d) hereof), delay, indulge, omit or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers or privileges provided by law.

(d)          Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought. This Agreement shall be binding upon and shall inure to the benefit of Pledgor and the respective permitted successors and assigns of Pledgor and shall inure to the benefit of Lender and its successors and assigns; provided no Pledgor shall have any right to assign its rights hereunder, and any attempted assignment by Pledgor shall be null and void. The rights of Lender under this Agreement shall automatically be transferred to any permitted transferee to which Lender transfers the Note and Loan Agreement.

(e)          Notices. All notices, consents, approvals and requests required or permitted hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement and the following:

If to Pledgor:	c/o New York REIT, Inc.
405 Park Avenue
New York, New York 10022
Attention: Legal Department

with a copy to:	Arnold & Porter LLP
399 Park Avenue
New York, NY 10022
Attention: John Busillo, Esq.

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(f)           Governing Law.

(i)          THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY PLEDGOR AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(ii)         ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND PLEDGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. PLEDGOR DOES HEREBY DESIGNATE AND APPOINT:

CORPORATION SERVICE COMPANY (CSC)
1180 AVENUE OF THE AMERICAS, SUITE 210
NEW YORK, NEW YORK 10036

17

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO PLEDGOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON PLEDGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. PLEDGOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

(g)          Agents. Lender may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for their actions except for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it in good faith. Each Lender, by the Loan Agreement, has irrevocably appointed and authorized Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Agreement as are specifically delegated to Lender by the terms hereof and of the Loan Agreement, together with such powers as are reasonably incidental thereto, all pursuant to and as more particularly set forth in the Loan Agreement, which is incorporated herein by reference. All references to “Lender” herein shall mean “Lender” or “Agent on behalf of Lender”, as the context requires.

(h)          Irrevocable Authorization and Instruction to Issuer. Pledgor hereby authorizes and instructs Issuer and any servicer of the Loan to comply with any instruction received by it from Lender in writing that (i) states that an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that Issuer and any servicer shall be fully protected in so complying.

(i)          Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

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(j)          WAIVER OF JURY TRIAL. PLEDGOR AND LENDER EACH HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL ON ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY DEALINGS BETWEEN PLEDGOR AND LENDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. PLEDGOR AND LENDER EACH ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO A BUSINESS RELATIONSHIP WITH PLEDGOR. PLEDGOR REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH WAIVER IS KNOWINGLY AND VOLUNTARILY GIVEN FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED, EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, REAFFIRMATIONS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS CONCLUSIVE EVIDENCE OF A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(k)          Acknowledgment and Consent. Pledgor shall cause Issuer to execute and deliver to Lender an Acknowledgment and Consent with respect to this Agreement in the form of Exhibit C attached hereto in connection with the execution and delivery of this Agreement.

(l)          Joint and Several Liability. If Pledgor consists of one or more person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

19.           Irrevocable Proxy. (a) Solely with respect to Article 8 Matters (hereinafter defined), Pledgor hereby irrevocably grants and appoints Lender, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as Pledgor’s true and lawful proxy, for and in Pledgor’s name, place and stead to vote the Pledged Securities, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, with respect to Article 8 Matters. The proxy granted and appointed in this Section 19(a) shall include the right to sign Pledgor’s name to any consent, certificate or other document relating to an Article 8 Matter and the Pledged Securities that applicable law may permit or require, to cause the Pledged Securities to be voted in accordance with the preceding sentence. Pledgor hereby represents and warrants that there are no other proxies and powers of attorney with respect to an Article 8 Matter and the Pledged Securities that Pledgor may have granted or appointed that are in still in effect as of the date hereof. Other than as permitted herein or in the Loan Agreement, Pledgor will not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Pledged Securities with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect.

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(b)          As used herein, “Article 8 Matter” means any action, decision, determination or election by Issuer or their member(s) that its membership interests or other equity interests, or any of them, cease to be, a “security” as defined in and governed by Article 8 of the Code, and all other matters directly related to any such action, decision, determination or election.

(c)          The proxies and powers granted by Pledgor pursuant to this Agreement are coupled with an interest and are given to secure the performance of the Pledgor’s obligations under the Loan Documents.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date set forth above.

MEZZANINE BORROWER:

ARC MEZZ NY22936001, LLC, a Delaware limited liability company

By: New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By: New York REIT, Inc., a Maryland corporation

By: /s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

ARC MEZZ NY21618001, LLC, a Delaware limited liability company

By: New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By: New York REIT, Inc., a Maryland corporation

By: /s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

ARC NY333W3401 MEZZ, LLC, a Delaware limited liability company

By: New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By: New York REIT, Inc., a Maryland corporation

By: /s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

[Signature Page to Pledge and Security Agreement (Mortgage Borrower)]

ARC NY350BL001 MEZZ, LLC, a Delaware limited liability company

By: New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By: New York REIT, Inc., a Maryland corporation

By: /s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

ARC NYBLKST002 MEZZ, LLC, a Delaware limited liability company

By: New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By: New York REIT, Inc., a Maryland corporation

By: /s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

ARC NYCTGRG001 MEZZ, LLC, a Delaware limited liability company

By: New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By: New York REIT, Inc., a Maryland corporation

By: /s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

[Signature Page to Pledge and Security Agreement (Mortgage Borrower)]

ARC NYWSHST001 MEZZ, LLC, a Delaware limited liability company

By: New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By: New York REIT, Inc., a Maryland corporation

By: /s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

ARC NYGRNAV001 MEZZ, LLC, a Delaware limited liability company

By: New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By: New York REIT, Inc., a Maryland corporation

By: /s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

ARC NYW42ST001 MEZZ, LLC, a Delaware limited liability company

By: New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By: New York REIT, Inc., a Maryland corporation

By: /s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

[Signature Page to Pledge and Security Agreement (Mortgage Borrower)]

ARC NY120W5701 MEZZ, LLC, a Delaware limited liability company

By: New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By: New York REIT, Inc., a Maryland corporation

By: /s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

ARC NY24549W17 MEZZ, LLC, a Delaware limited liability company

By: New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By: New York REIT, Inc., a Maryland corporation

By: /s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

50 VARICK MEZZ LLC, a Delaware limited liability company

By: New York Recovery Operating Partnership, L.P., a Delaware limited partnership

By: New York REIT, Inc., a Maryland corporation

By: /s/ Michael Ead
Name: Michael Ead
Title: Authorized Signatory

[Signature Page to Pledge and Security Agreement (Mortgage Borrower)]

AGENT:

COLUMN FINANCIAL, INC., a Delaware corporation

By: /s/ N. Dante LaRocca
Name: N. Dante LaRocca
Title: Authorized Signatory

[Signature Page to Pledge and Security Agreement (Mortgage Borrower)]

SCHEDULE I
To Pledge Agreement

MORTGAGE BORROWER

ARC NY22936001, LLC, a Delaware limited liability company

ARC NY21618001, LLC, a Delaware limited liability company

ARC NY333W3401, LLC, a Delaware limited liability company

ARC NY350BL001, LLC, a Delaware limited liability company

ARC NYBLKST002, LLC, a Delaware limited liability company

ARC NYCTGRG001, LLC, a Delaware limited liability company

ARC NYWSHST001, LLC, a Delaware limited liability company

ARC NYGRNAV001, LLC, a Delaware limited liability company

ARC NYW42ST001, LLC, a Delaware limited liability company

ARC NY120W5701, LLC, a Delaware limited liability company

ARC NY24549W17, LLC, a Delaware limited liability company

50 Varick LLC, a New York limited liability company

SCHEDULE II
To Pledge Agreement

DESCRIPTION OF PLEDGED SECURITIES

Owner	Issuer	Class of Membership Interest/Stock Certificate Number	Percentage of Interests
ARC NY120W5701 TRS MEZZ, LLC	ARC NY120W5701 TRS MEZZ II, LLC	Limited liability company interests	100%

SCHEDULE III
To Pledge Agreement

BORROWER

ARC Mezz NY22936001, LLC, a Delaware limited liability company

ARC Mezz NY21618001, LLC, a Delaware limited liability company

ARC NY333W3401 Mezz, LLC, a Delaware limited liability company

ARC NY350BL001 Mezz, LLC, a Delaware limited liability company

ARC NYBLKST002 Mezz, LLC, a Delaware limited liability company

ARC NYCTGRG001 Mezz, LLC, a Delaware limited liability company

ARC NYWSHST001 Mezz, LLC, a Delaware limited liability company

ARC NYGRNAV001 Mezz, LLC, a Delaware limited liability company

ARC NYW42ST001 Mezz, LLC, a Delaware limited liability company

ARC NY120W5701 Mezz, LLC, a Delaware limited liability company

ARC NY24549W17 Mezz, LLC, a Delaware limited liability company

50 Varick Mezz LLC, a Delaware limited liability company

EXHIBIT A

INSTRUCTION TO REGISTER PLEDGE
FOR ISSUER

[          ], 2016

To:         ARC NY120W5701 TRS MEZZ II, LLC

405 Park Avenue
New York, New York 10022
Attention: Michael Ead

In accordance with the requirements of that certain Mezzanine Pledge and Security Agreement (Operating Pledgor), dated as the date hereof (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”; defined terms used herein as therein defined), made by ARC NY120W5701 TRS MEZZ, LLC, a Delaware limited liability company (“Pledgor”), in favor of COLUMN FINANCIAL, INC., a Delaware corporation, as agent for Lender (together with its successors and assigns, “Agent”), you are hereby instructed, notwithstanding your and our understanding that the limited liability company interests, partnership interests and shares of stock described below are a “security” under the Uniform Commercial Code, as a precaution in the event that such interest was nevertheless held not to be a security and to better assure the perfection of the security interest of Lender in such interests, to register the pledge of the following interests in the name of Lender as follows:

The 100% limited liability company interests of the undersigned in the Issuer as listed on Schedule II to the Pledge Agreement, including, without limitation, all of the following property now owned or at any time hereafter acquired by Pledgor or in which Pledgor now has or at any time in the future may acquire any right, title or interest:

(a)          all additional limited liability company or partnership interests or shares of stock of, or other equity interests in, the Issuer and options, warrants, and other rights hereafter acquired by Pledgor in respect of such limited liability company interests, partnership interests, shares of stock or other equity interests, as applicable (whether in connection with any capital increase, recapitalization, reclassification, or reorganization of the Issuer or otherwise) (all such limited liability company interests, partnership interests, shares of stock and other equity interests, including those described on Schedule II to the Pledge Agreement, and all such options, warrants and other rights being hereinafter collectively referred to as the “Pledged Securities”);

(b)          all certificates, instruments, or other writings representing or evidencing the Pledged Securities, and all accounts and general intangibles arising out of, or in connection with, the Pledged Securities;

Exhibit A

(c)          any and all moneys or property due and to become due to Pledgor nor or in the future in respect of the Pledged Securities, or to which Pledgor may now or in the future be entitled to in its capacity as a member of the Issuer, whether by way of a dividend, distribution, return of capital, or otherwise;

(d)          all other claims which Pledgor now has or may in the future acquire in its capacity as a member of the Issuer against the Issuer and its property;

(e)          all rights of Pledgor under the operating agreement of the Issuer (and all other agreements, if any, to which Pledgor is a party from time to time which relate to its ownership of the Pledged Securities), including, without limitation, all voting and consent rights of Pledgor arising thereunder or otherwise in connection with Pledgor’s ownership of the Pledged Securities; and

(f)          to the extent not otherwise included, all Proceeds of any or all of the foregoing.

You are hereby further authorized and instructed to execute and deliver to Lender a Confirmation Statement and Instruction Agreement, substantially in the form of Exhibit B to the Pledge Agreement and, to the extent provided more fully therein, to comply with the instructions of Lender in respect of the Pledged Collateral without further consent of, or notice to, the undersigned. Notwithstanding anything in this paragraph, this instruction shall not be construed as expanding the rights of Lender to give instructions with respect to the Pledged Collateral beyond such rights set forth in the Pledge Agreement.

Exhibit A

Very truly yours,

ARC NY120W5701 TRS MEZZ, LLC, a Delaware limited liability company

By:
Name:
Title:

Exhibit A

AGENT:

COLUMN FINANCIAL, INC., a Delaware corporation

By:
Name:
Title:

Exhibit A

EXHIBIT B

CONFIRMATION STATEMENT AND INSTRUCTION AGREEMENT FOR ISSUER

[         ], 2016

To:         Column Financial, Inc.
11 Madison Avenue
New York, New York 10010
Attention: N. Dante LaRocca and Sarah Nelson

Pursuant to the requirements of that certain Mezzanine Pledge and Security Agreement (Operating Pledgor), dated the date hereof (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”; defined terms used herein as therein defined), made by ARC NY120W5701 TRS MEZZ, LLC, a Delaware limited liability company (“Pledgor”), in favor of COLUMN FINANCIAL, INC., a Delaware corporation, as agent for Lender (together its successors and assigns, “Agent”), this Confirmation Statement and Instruction Agreement relates to the Pledged Securities issued by Issuer.

The Pledged Securities are not (i) “investment company securities” (within the meaning of Section 8-103 of the Code) or (ii) dealt in or traded on securities exchanges or in securities markets.

The Pledged Securities are “securities” (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code), and therefore, for purposes of perfecting the security interest of Lender therein, the Issuer agrees as follows:

On the date hereof the registered owner of 100% of the limited liability company interests of ARC NY120W5701 TRS MEZZ II, LLC is ARC NY120W5701 TRS MEZZ, LLC;

The registered pledgee of the Pledged Securities is:

Column Financial, Inc.
Taxpayer I.D. Number: 58-2061106

There are no liens of the undersigned on the Pledged Securities or any adverse claims thereto for which the Issuer has a duty under Section 8-403 of the Code other than the liens of Lender. The Issuer has by book-entry registered the Pledged Securities in the name of the registered pledgee on or before the date hereof. No other pledge is currently registered on the books and records of the Issuer with respect to the Pledged Securities.

Exhibit B

Until the Debt is paid in full, the Issuer agrees to: (i) to the extent provided for in the Pledge Agreement and other Loan Documents, comply with the instructions of Lender sent in accordance with Section 18(h) of the Pledge Agreement, without any further consent from Pledgor or any other Person, in respect of the Pledged Securities; and (ii) disregard any request made by Pledgor or any other Person which contravenes such instructions of Lender with respect to the Pledged Securities. Notwithstanding anything in this paragraph, this Confirmation Statement and Instruction Agreement shall not be construed as expanding the rights of Lender to give instructions with respect to the Pledged Securities beyond such rights set forth in the Pledge Agreement.

Dated: [          ], 2016

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Exhibit B

Very truly yours,

ARC NY120W5701 TRS MEZZ II, LLC, a Delaware limited liability company

By:
Name:
Title:

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Exhibit B

ACKNOWLEDGED AND AGREED:

AGENT:

COLUMN FINANCIAL, INC.,

a Delaware corporation

By:
Name:
Title:

Exhibit B

EXHIBIT C

ACKNOWLEDGMENT AND CONSENT

Issuer hereby acknowledges receipt of a copy of the Mezzanine Pledge and Security Agreement (Operating Pledgor) (the “Pledge Agreement”; defined terms used herein as therein defined), dated as of December 20, 2016, made by ARC NY120W5701 TRS MEZZ, LLC, a Delaware limited liability company (“Pledgor”) in favor of COLUMN FINANCIAL, INC., a Delaware corporation, as agent for Lender (together with its successors and assigns, “Agent”), and agrees that Pledgor is bound thereby. Issuer agrees to notify Lender promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement.

Dated as of [          ], 2016

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Exhibit C

ISSUER:

ARC NY120W5701 TRS MEZZ II, LLC

By:
Name:
Title:

Exhibit C